                                                                   EXHIBIT 10.16

                              SUBLEASE

1.   Parties. This Sublease is entered into by and between HRG, Inc., The Human
                                                           --------------------
     Resource Group, Sublessor, and Synplicity, Inc., Sublessee, as a Sublease
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     under the Master Lease dated May 19, 1993, entered into by WBC Rancho
                                  ------------                  ----------
     Bernardo Partners as Lessor, and Sublessor under this Sublease as Lessee; a
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     copy of the Master Lease is attached hereto as Exhibit A.

2.   Provisions Constituting Sublease.
     (a) This Sublease is subject to all of the terms and conditions of the Master Lease in Exhibit A and Sublessee shall assume and perform the obligations of Sublessor and Lessee in said Master Lease, to the extent said terms and conditions are applicable to the Premises subleased pursuant to this sublease. Sublessee shall not commit or permit to be committed on the Premises any act or omission which shall violate any term or conditions of the Master Lease. In the event of the termination of Sublessor's interest as Lessee under the Master Lease for any reason, then this Sublease shall terminate coincidentally therewith without any liability of Sublessor or Sublessee.

     (b) All of the terms and conditions contained in the Exhibit A Master Lease are incorporated herein, except for Sections 1.5, 1.6, 1.7, 49, 49b, 49c,
                                                  ----------------------------
     49d,50, 51, 52, 53 as terms and conditions of this Sublease (with each
     ------------------
     reference therein to Lessor and Lessee to be deemed to refer to Sublessor and Sublessee) and, along with all of the following Sections set out in this Sublease, shall be the complete terms and conditions of this Sublease.

3. Premises. Sublessor leases to Sublessee and Sublessee hires from Sublessor the following described Premises together with the appurtenances, situated in the City of San Diego, County of San Diego, State of California located
                    ---------            ---------           ----------
     at 17055 Via del Campo, 1st Floor, space consisting of one (1) office known
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     as Office 109.
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4.   Rental. Sublessee shall pay to Sublessor as rent for the Premises in advance on the first day of each calendar month of the term of this Sublease without deduction, offset, prior notice or demand, in lawful money of the United States, the sum of Five Hundred & no/100 ($500.00). If the
                                      --------------------------------
     commencement date is not the first day of the month, or if the Sublease termination date is not the last day of the month, a prorated installment shall be paid at the then current rate for the fractional month during which the Sublease commences and/or terminates.

     Receipt of $0 is hereby acknowledged for rental for the first month, and
                --
     the additional amount or $0 as non-interest bearing security for
                              --
     performance under this Sublease. At Lessor's determination, this security deposit shall be used for repair and renovation as needed and/or credit against final month's rent. In the event Sublessee has performed all of the terms and conditions of this Sublease throughout the term, upon Sublessee vacating the Premises, the amount paid as a security deposit shall be returned to Sublessee after first deducting any sums owing to Sublessor.

5.   Term.
     (a) The term of this Sublease shall be for a period of Twenty Two (22)
                                                            ---------------
     Months commencing on December 1, 1999, and ending on September 30, 2001.
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     At that time you may negotiate to renew the sublease at terms mutually agreeable. Note that a 30-day written notice is required should the Sublessee choose to renew or not to renew this sublease.

     (b) In the event Sublessor is unable to deliver possession of the Premises at the commencement of the term, Sublessor shall not be liable for any damage caused thereby, nor shall this Sublease be void or voidable but Sublessee shall not be liable for rent until such time as Sublessor offers to deliver possession of the Premises to Sublessee, but the term hereof shall not be extended by such delay. If Sublessee, with Sublessor's consent, takes possession prior to the commencement of the term, Sublessee shall do so subject to all of the covenants and conditions hereof and shall pay rent for the period ending with the commencement of the term at the same rental as that prescribed for the fast month of the term, prorated at the rate of 1/30th thereof per day.

6.   Use. Sublessee shall use the Premises for General Office and for no other
                                               --------------
     purpose without the prior written consent of Sublessor.

     Sublessee's business shall be established and conducted throughout the term hereof in a fast class manner. Sublessee shall not use the Premises for, or carry on, or permit to be carried on, any offensive, noisy or dangerous trade, business, manufacture or occupation nor permit any auction sale to be held or conducted on or about the Premises. Sublessee shall not do or suffer anything to be done upon the Premises which will cause structural injury to the Premises or the building of which the Premises form a part. The Premises shall not be overloaded and no machinery, apparatus or other appliance shall be used or operated in or upon the Premises which will in any manner injure, vibrate or shake the Premises or the building of which it is a part. No use shall be made of the premises which will in any way impair the efficient operation of the sprinkler system (if any) within the building containing the Premises. Sublessee shall not leave the Premises unoccupied or vacant during the term. No musical instrument of any sort, or any noise making device will be operated or allowed upon the Premises for the purpose of attracting trade or otherwise. Sublessee shall not use or permit the use of the Premises or any part thereof for any purpose which will increase the existing rate of insurance upon the building in which the Premises are located, or cause a cancellation of any insurance policy covering the building or any part thereof. If any act on the part of Sublessee or use of the Premises by Sublessee shall cause, directly or indirectly, any increase of Sublessor's insurance expense, said additional expense shall be paid by Sublessee to Sublessor upon demand. No such payment by Sublessee shall limit Sublessor in the exercise of any other rights or remedies, or constitute a waiver of Sublessor's right to require Sublessee to discontinue such act or use.

7. Notices. All notices or demands of any kind required or desired to be given by Sublessor or Sublessee hereunder shall be in writing and shall be deemed delivered forty-eight (48) hours after depositing the notice or demand in the United States mall, certified or registered, postage prepaid, addressed to the Landlord or Tenant respectively at the addresses set forth after their signatures at the end of this Sublease. All rent and other payments due under this Sublease or the Master Lease shall be made by Sublessee to Sublessor at the same address.

DATED: October 11, 1999
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SUBLESSOR: HRG, Inc.,                       SUBLESSEE: Synplicity, Inc.
           ----------                                  ----------------
The Human Resource Group
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By:_________________________                By: /s/ Douglas S. Miller
                                                --------------------------
    Stan Sewitch, President                      Douglas S. Miller, CFO

Address: 17055 Via del Campo, #200          Address: 935 Stewart Dr.
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         San Diego, CA 92127                         Sunnyvale, CA 94086
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Telephone:  619-673-3390                    Telephone:   408-215-6000
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The undersigned, Lessor under the Master Lease attached as Exhibit A, hereby consents to the subletting of the Premises described herein on the terms and conditions contained in this Sublease. This consent shall apply only to this Sublease and shall not be deemed to be a consent to any other Sublease.

DATED: 10/18, 1999               LESSOR: WBC Rancho Bernardo Partners
       -----  ----
                                    By: /s/ [ILLEGIBLE]
                                        ------------------------

                                    Address:____________________

                                            ____________________

                                            ____________________

                                    Telephone: _________________

(If Sublessor or Sublessee is a corporation, the corporate seal must be affixed and the authorized officers must sign on behalf of the corporation. The Sublease must be executed by the President or a Vice President and the Secretary or Assistant Secretary unless the Bylaws or a Resolution of the Board of Directors shall otherwise provide, in which event the Bylaws or a certified copy of the Resolution, as the ease may be, must be furnished).